REVENUESHARES ETF TRUST

REVENUESHARES LARGE CAP FUND
REVENUESHARES MID CAP FUND
REVENUESHARES SMALL CAP FUND
REVENUESHARES FINANCIALS SECTOR FUND
REVENUESHARES ADR FUND
REVENUESHARES NAVELLIER OVERALL A-100 FUND

Supplement dated February 12, 2010 to Prospectus dated October 28, 2009

The following sentence replaces the last sentence of the last paragraph under “Overview” on page 3 of the Prospectus:

“Index Management Solutions, LLC (“IMS”), a wholly owned subsidiary of VTL, serves as sub-adviser to each Fund.”

The following paragraph replaces the second paragraph under “Management of the Funds – The Investment Adviser and Sub-Adviser” on page 14 of the Prospectus:

“Index Management Solutions, LLC (“IMS”), a wholly owned subsidiary of VTL, acts as the sub-adviser for each Fund pursuant to a sub-advisory agreement with VTL (the “Sub-Advisory Agreement’’). IMS is located at One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, Pennsylvania 19103.  IMS is compensated for its services from the management fees paid to VTL by the Trust. IMS is responsible for the day-to-day trading, rebalancing and cash management of each Fund’s assets.

The following paragraph replaces the second through fifth paragraphs under “Management of the Funds – The Portfolio Managers” on page 15 of the Prospectus:

“Investment decisions for each of the Funds are made by Denise Krisko.  Ms. Krisko became the Chief Investment Officer for IMS in 2009 and has over 17 years of investment experience.  Previously, she was a Managing Director and Co-Head of the Equity Index Management and Head of East Coast Equity Index Strategies for Mellon Capital Management. She was also a Managing Director of The Bank of New York and Head of Equity Index Strategies for BNY Investment Advisors since August of 2005. Prior to joining The Bank of New York, from 2000 to 2004, she held various senior investment positions with Deutsche Asset Management and Northern Trust, including quantitative strategies director, senior portfolio manager and trader. From 1991 to 2000 she was a senior quantitative equity portfolio manager and trader for The Vanguard Group. Ms. Krisko attained the Chartered Financial Analyst ("CFA") designation. She graduated with a BS from Pennsylvania State University, and obtained her MBA from Villanova University.”

The following sentence replaces the last sentence of the fifth paragraph under “Management of the Funds – The RevenueShares Indexes" on page 16 of the Prospectus:

“In the event a company is added to an underlying benchmark index and no companies are removed, Standard & Poor’s® will not add the new company to the corresponding RevenueShares Index until the annual rebalancing, except that if a company is added to the RevenueShares Large Cap Index, the company will be added to the applicable sector index, such as the RevenueShares Financials Sectors Index, even if no corresponding company is removed from the applicable sector index.”

The following paragraph replaces the first paragraph under “Management of the Funds – Administrator, Custodian and Transfer Agent” on page 17 of the Prospectus:

“The Bank of New York Mellon (“BNY Mellon”), located at One Wall Street, New York, New York 10286, is the administrator, custodian and transfer agent for each Fund.”